SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

Leap Wireless International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29752	33-0811062
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)

10307 Pacific Center Court, San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 882-6000

Item 5. Other Events.
Item 7. Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2

     This Current Report on Form 8-K is filed by Leap Wireless International, Inc., a Delaware corporation (“Leap” or the “Company”), in connection with the matters described herein.

Item 5. Other Events.

     On July 30, 2003, Leap, Cricket Communications, Inc., a Delaware corporation and wholly owned indirect subsidiary of Leap (“Cricket”), and substantially all of their subsidiaries, as debtors and debtors-in-possession, filed a Fifth Amended Joint Plan of Reorganization (the “Plan”), and a Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization (the “Disclosure Statement”), with the United States Bankruptcy Court for the Southern District of California (the “Court”).

     On July 31, 2003, the Court approved the Disclosure Statement with respect to the Plan as containing adequate information, as such term is defined in Section 1125 of Chapter 11 of the United States Bankruptcy Code, to permit the solicitation of votes from creditors on whether to accept the Plan. The Plan and Disclosure Statement are attached hereto as Exhibits 2.1 and 2.2, respectively. Bankruptcy law does not permit solicitation of acceptances of the Plan until the Court approves the applicable disclosure statement relating to the Plan as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the debtor and the condition of the debtor’s books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests of the relevant class to make an informed judgment about the Plan.

     On July 31, 2003, the Court also authorized the Company to begin solicitation of the requisite approval from creditors entitled to vote on the Plan, which commenced on or about August 7, 2003 and will conclude on September 8, 2003. The Company expects the Plan to be approved at a confirmation hearing scheduled to commence during the week of September 29, 2003. Persons who are entitled to vote on the Plan should obtain and read the Court-approved Disclosure Statement prior to voting to accept or reject the Plan. Each of the Official Unsecured Creditors Committee of Leap and the informal committee of Cricket senior secured vendor debt holders has recommended that the creditors it represents vote in favor of the Plan’s approval. Leap and Cricket will emerge from Chapter 11 if and when the Plan receives the requisite stakeholder approval, the Plan is confirmed by the Court, and all conditions to the effectiveness of the Plan have been satisfied or waived, including the receipt of approval from the Federal Communications Commission.

     The Company also recently announced that it will stop offering service and will no longer operate in its Hickory, North Carolina market effective September 30, 2003. This business decision was based on Cricket’s evaluation of the performance of the Hickory market against performance objectives it expects from all of its markets. There will be no reductions in force as a result of this action, and Cricket customers in the Hickory market will receive Cricket service and features at no further cost until September 30, 2003.

     Except for the historical information contained herein, this report contains “forward-looking statements” reflecting management’s current forecast of certain aspects of Leap’s future. Some forward-looking statements can be identified by forward-looking words such as “believe,” “think,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” and similar expressions. This report is based on current information, which Leap has assessed but which by its nature is dynamic and subject to rapid and even abrupt changes. Leap’s actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with Leap’s business. Factors that could cause actual results to differ include, but are not limited to:

•	Leap’s ability to cause a Chapter 11 plan of reorganization to be timely and fully confirmed by the Bankruptcy Court, and its ability to successfully implement the plan;

•	Leap’s ability to continue as a going concern;

•	Leap’s ability to obtain Bankruptcy Court approval with respect to motions prosecuted by Leap in its Chapter 11 cases from time to time;

•	risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity period to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 cases to Chapter 7 cases;

•	Leap’s ability to obtain and maintain normal terms with vendors and service providers;

•	Leap’s ability to maintain contracts that are critical to its operations;

•	the potential adverse impacts of the Chapter 11 cases on the liquidity or results of operations of Cricket;

•	Leap’s ability to attract, motivate and/or retain key executives and other employees;

•	Leap’s ability to attract and retain customers;

•	the unsettled nature of the wireless market, the current economic slowdown, service offerings of increasingly large bundles of minutes of use at increasingly low prices by some major carriers, other issues facing the telecommunications industry in general, Leap’s announcement of restructuring discussions, and its subsequent Chapter 11 filing, which have created a level of uncertainty that adversely affects Leap’s ability to predict future customer growth, as well as other key operating metrics;

•	changes in economic conditions that could adversely affect the market for wireless services;

•	the acceptance of Leap’s product offering by its prospective customers;

•	the effects of actions beyond Leap’s control in its distribution network;

•	rulings by courts or the Federal Communications Commission (FCC) adversely affecting Leap’s rights to own and/or operate certain wireless licenses, or changes in Leap’s ownership that could adversely affect its status as an “entrepreneur” under FCC rules and regulations;

•	Leap’s ability to maintain its cost, market penetration and pricing structure in the face of competition;

•	failure of network systems to perform according to expectations;

•	the effects of competition;

•	global political unrest, including the threat or occurrence of war or acts of terrorism; and

•	other factors detailed in the section entitled “Risk Factors” included in Leap’s Quarterly Report on Form 10-Q for the first fiscal quarter of 2003 and in its other SEC filings.

     The forward-looking statements should be considered in the context of these risk factors. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements. Leap undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7. Exhibits.

     (c)     Exhibits.

Exhibit
Number	Description of Exhibit

2.1	Fifth Amended Joint Plan of Reorganization, dated as of July 30, 2003.

2.2	Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization, dated as of July 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2003	LEAP WIRELESS INTERNATIONAL, INC.

	By:	/s/ STEWART DOUGLAS HUTHESON

Stewart Douglas Hutcheson
Senior Vice President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Fifth Amended Joint Plan of Reorganization, dated as of July 30, 2003.

2.2	Disclosure Statement Accompanying Fifth Amended Joint Plan of Reorganization, dated as of July 30, 2003.